UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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(Amendment No. __)

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Inphi Corporation

(Name of Registrant as Specified In Its Charter)

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INPHI CORPORATION

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

(As amended and restated by the Board on April 14, 2020)

Inphi Corporation

Amended and Restated 2010 Stock Incentive Plan

Table of Contents

Page

SECTION 1.	ESTABLISHMENT AND PURPOSE.	1
SECTION 2.	DEFINITIONS.	1
(a)	“Affiliate”	1
(b)	“Award”	1
(c)	“Board of Directors”	1
(d)	“Change in Control”	1
(e)	“Code”	3
(f)	“Committee”	3
(g)	“Company”	3
(h)	“Consultant”	3
(i)	“Employee”	3
(j)	“Exchange Act”	3
(k)	“Exercise Price”	3
(l)	“Fair Market Value”	3
(m)	“ISO”	4
(n)	“Nonstatutory Option” or “NSO”	4
(o)	“Offeree”	4
(p)	“Option”	4
(q)	“Optionee”	4
(r)	“Outside Director”	4
(s)	“Parent”	4
(t)	“Participant”	4
(u)	“Plan”	4
(v)	“Purchase Price”	4
(w)	“Restricted Share”	4
(x)s	“Restricted Share Agreement”	4
(y)	“SAR”	4
(z)	“SAR Agreement”	5
(aa)	“Service”	5
(bb)	“Share”	5
(cc)	“Stock”	5
(dd)	“Stock Option Agreement”	5

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan
- i -

(ee)	“Stock Unit”	5
(ff)	“Stock Unit Agreement”	5
(gg)	“Subsidiary”	5
(hh)	“Total and Permanent Disability”	5
SECTION 3.	ADMINISTRATION.	5
(a)	Committee Composition	6
(b)	Committee for Non-Officer Grants	6
(c)	Committee Procedures	6
(d)	Committee Responsibilities	6
SECTION 4.	ELIGIBILITY.	8
(a)	General Rule	8
(b)	Automatic Grants to Outside Directors; Limits on Director Compensation	8
(c)	Ten-Percent Stockholders	9
(d)	Attribution Rules	9
(e)	Outstanding Stock	9
SECTION 5.	STOCK SUBJECT TO PLAN.	9
(a)	Basic Limitation.	9
(b)	Additional Shares	10
SECTION 6.	RESTRICTED SHARES.	10
(a)	Restricted Stock Agreement	10
(b)	Payment for Awards	10
(c)	Vesting	10
(d)	Voting and Dividend Rights	11
(e)	Restrictions on Transfer of Shares	11
SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.	11
(a)	Stock Option Agreement	11
(b)	Number of Shares	11
(c)	Exercise Price	11
(d)	Withholding Taxes	12
(e)	Exercisability and Term	12
(f)	Exercise of Options	12
(g)	Effect of Change in Control	12
(h)	No Rights as a Stockholder	12
(i)	Modification, Extension and Renewal of Options	13
(j)	Restrictions on Transfer of Shares	13

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan
- ii -

SECTION 8.	PAYMENT FOR SHARES.	13
(a)	General Rule	13
(b)	Surrender of Stock	13
(c)	Services Rendered	13
(d)	Cashless Exercise	13
(e)	Exercise/Pledge	14
(f)	Promissory Note	14
(g)	Other Forms of Payment	14
(h)	Limitations under Applicable Law	14
SECTION 9.	STOCK APPRECIATION RIGHTS.	14
(a)	SAR Agreement	14
(b)	Number of Shares	14
(c)	Exercise Price	14
(d)	Exercisability and Term	15
(e)	Effect of Change in Control	15
(f)	Exercise of SARs	15
(g)	Modification or Assumption of SARs	15
SECTION 10.	STOCK UNITS.	15
(a)	Stock Unit Agreement	15
(b)	Payment for Awards	16
(c)	Vesting Conditions	16
(d)	Voting and Dividend Rights	16
(e)	Form and Time of Settlement of Stock Units	16
(f)	Death of Recipient	17
(g)	Creditors’ Rights	17
SECTION 11.	ADJUSTMENT OF SHARES.	17
(a)	Adjustments	17
(b)	Dissolution or Liquidation	17
(c)	Reorganizations	17
(d)	Reservation of Rights	18
SECTION 12.	DEFERRAL OF AWARDS.	18
(a)	Committee Powers	18
(b)	General Rules	19
SECTION 13.	AWARDS UNDER OTHER PLANS.	19
SECTION 14.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.	19
(a)	Effective Date	19
(b)	Elections to Receive NSOs, Restricted Shares or Stock Units	19
(c)	Number and Terms of NSOs, Restricted Shares or Stock Units	19

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Amended and Restated 2010 Stock Incentive Plan
- iii -

SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS.	20
SECTION 16.	WITHHOLDING TAXES.	20
(a)	General	20
(b)	Share Withholding	20
SECTION 17.	OTHER PROVISIONS APPLICABLE TO AWARDS.	20
(a)	Transferability	20
(b)	Substitution and Assumption of Awards	21
(c)	Performance Criteria	21
(d)	Recoupment	22
SECTION 18.	NO EMPLOYMENT RIGHTS.	22
SECTION 19.	DURATION AND AMENDMENTS.	22
(a)	Term of the Plan	22
(b)	Right to Amend or Terminate the Plan	22
(c)	Effect of Termination	22
SECTION 20.	EXECUTION.	23

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan
- iv -

INPHI CORPORATION

AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN

(As amended and restated on April 14, 2020)

SECTION 1.	ESTABLISHMENT AND PURPOSE.

The Plan was adopted by the Board of Directors on June 7, 2010, and became effective immediately prior to the closing of the initial offering of Stock to the public pursuant to a registration statement filed by the Company with the Securities and Exchange Commission (the “Effective Date”). The Plan was amended and restated on February 22, 2011, subsequently amended on April 19, 2013 and on April 19, 2017, and amended and restated on July 19, 2017. The Plan was most recently amended and restated on April 14, 2020 (the “Restatement Date”), subject to Company stockholder approval. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2.	DEFINITIONS.

(a)	“Affiliate” shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

(b)	“Award” shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

(c)	“Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time.

(d)	“Change in Control” shall mean the occurrence of any of the following events:

(i)	A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)     Had been directors of the Company on the “look-back date” (as defined below) (the “original directors”); or

(B)     Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the “continuing directors”); or

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(ii)

Any “person” (as defined below) who by the acquisition or aggregation of securities, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Company’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Company; or

(iii)

The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)	The sale, transfer or other disposition of all or substantially all of the Company’s assets.

For purposes of subsection 2(d)(i) above, the term “look-back” date shall mean the date 24 months prior to the date of the event that may constitute a Change in Control.

For purposes of subsection 2(d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial offering of Stock to the public.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(e)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)	“Committee” shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

(g)	“Company” shall mean Inphi Corporation, a Delaware corporation.

(h)

“Consultant” shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(i)	“Employee” shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

(j)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)

“Exercise Price” shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l)	“Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)

If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Quote system;

(ii)

If the Stock was traded on any established stock exchange (such as the New York Stock Exchange, The Nasdaq Global Market or The Nasdaq Global Select Market) or national market system on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable exchange or system; and

(iii)	If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

(m)	“ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n)	“Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)	“Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p)	“Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)	“Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)	“Outside Director” shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

(s)

“Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)	“Participant” shall mean an individual or estate who holds an Award.

(u)	“Plan” shall mean this Amended and Restated 2010 Stock Incentive Plan of Inphi Corporation, as amended from time to time.

(v)	“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(w)	“Restricted Share” shall mean a Share awarded under the Plan.

(x)

“Restricted Share Agreement” shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(y)	“SAR” shall mean a stock appreciation right granted under the Plan.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(z)	“SAR Agreement” shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

(aa)

“Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating three months after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(bb)	“Share” shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable).

(cc)	“Stock” shall mean the Common Stock of the Company.

(dd)	“Stock Option Agreement” shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(ee)

“Stock Unit” shall mean a bookkeeping entry representing the Company’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Stock Unit Agreement.

(ff)	“Stock Unit Agreement” shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

(gg)

“Subsidiary” shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(hh)	“Total and Permanent Disability” shall mean any permanent and total disability as defined by section 22(e)(3) of the Code.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

SECTION 3.	ADMINISTRATION.

(a)

Committee Composition. The Plan shall be administered by the Board or a Committee appointed by the Board. The Committee shall consist of two or more directors of the Company. In addition, to the extent required by the Board, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act.

(b)

Committee for Non-Officer Grants. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

(c)

Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d)	Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)	To interpret the Plan and to apply its provisions;

(ii)	To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)	To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)	To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(v)	To determine when Awards are to be granted under the Plan;

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(vi)	To select the Offerees and Optionees;

(vii)	To determine the number of Shares to be made subject to each Award;

(viii)

To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

(ix)	To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)	To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)	To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)	To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)	To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)	To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)	To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

SECTION 4.	ELIGIBILITY.

(a)

General Rule. Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

(b)	Automatic Grants to Outside Directors; Limits on Director Compensation. Unless otherwise provided by the Board:

(i)

Each Outside Director who first joins the Board of Directors on or after the Restatement Date, and who was not previously an Employee, shall receive a grant of Stock Units with respect to a number of Shares having an aggregate fair market value equal to $160,000 calculated on the date of grant, on the date of his or her election to the Board of Directors. The Stock Units granted under this Section 4(b)(i) shall vest annually over a 4-year period beginning on the day which is one year after the date of grant, at an annual rate of 25% of the total number of Stock Units subject to such Award. Notwithstanding the foregoing, each such Award shall become 100% vested if a Change in Control occurs with respect to the Company during such Outside Director’s Service.

(ii)

On the first business day following the conclusion of each regular annual meeting of the Company’s stockholders, commencing with the annual meeting occurring after the Restatement Date, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive a grant of Stock Units with respect to a number of Shares having an aggregate fair market value equal to $175,000 calculated on the date of grant, provided that such Outside Director has served on the Board of Directors for at least six months. Each Stock Unit granted under this Section 4(b)(ii) shall become fully vested on the first anniversary of the date of grant; provided, however, that each such Award shall become vested in full immediately prior to the next regular annual meeting of the Company’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Stock Unit granted under this Section 4(b)(ii) shall become 100% vested if a Change in Control occurs with respect to the Company during such Outside Director’s Service.

Notwithstanding any provision of the Plan to the contrary, the grant date fair value of all Awards (as determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) granted under the Plan, plus the amount of cash compensation paid, to any Outside Director as compensation for services as an Outside Director during any twelve (12)-month period may not exceed $500,000.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(c)

Ten-Percent Stockholders. An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(d)

Attribution Rules. For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(e)

Outstanding Stock. For purposes of Section 4(c) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant. “Outstanding stock” shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.	STOCK SUBJECT TO PLAN.

(a)

Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 3,000,000 Shares, plus (x) any Shares subject to outstanding options or forfeiture restrictions under the Company’s 2000 Stock Option/Stock Issuance Plan (the “Predecessor Plan”) on the Effective Date of this Plan that are subsequently forfeited or terminated for any reason before being exercised and any reserved shares not issued or subject to outstanding grants under the Predecessor Plan on the Effective Date of this Plan, such number of additional Shares not to exceed an aggregate of 1,000,000 Shares, and (y) an annual increase on the first day of each fiscal year beginning in 2011 and ending in 2020, in an amount equal to the lesser of (i) 3,000,000 Shares, (ii) 5% of the outstanding Shares on the last day of the immediately preceding year or (iii) an amount determined by the Board. The final increase under clause (y) above occurred on January 1, 2020 and no such increases will occur thereafter. No more than 10,000,000 Shares may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 5(b). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(b)

Additional Shares. If Restricted Shares are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any reason before being exercised or settled, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available in Section 5(a) and the balance (including any Shares withheld to satisfy tax withholding obligations) shall again become available for Awards under the Plan. The full number of Options exercised shall be counted against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued upon exercise of such Options. The full number of SARs settled shall be counted against the number of Shares available for Awards under the Plan, regardless of the number of Shares actually issued in settlement of such SARs. For the avoidance of doubt, any Shares withheld to satisfy the exercise price or tax withholding obligation pursuant to any Award of Options or SARs shall not be added to the Shares available for Awards under the Plan. Notwithstanding the foregoing provisions of this Section 5(b), Shares that have actually been issued shall not again become available for Awards under the Plan, except for Restricted Shares that are forfeited and do not become vested.

SECTION 6.	RESTRICTED SHARES.

(a)

Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

(b)

Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)

Vesting. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(d)

Voting and Dividend Rights. A holder of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, except that in the case of any unvested Restricted Shares, the holder shall not be entitled to any dividends or other distributions paid or distributed by the Company in respect of outstanding Shares. Notwithstanding the foregoing, at the Committee’s discretion, the holder of unvested Restricted Shares may be credited with such dividends and other distributions, provided that such dividends and other distributions shall be paid or distributed to the holder only if, when and to the extent such unvested Restricted Shares vest. The value of dividends and other distributions payable or distributable with respect to any unvested Restricted Shares that do not vest shall be forfeited. For the avoidance of doubt, other than with respect to the right to receive dividends and other distributions, the holders of unvested Restricted Shares shall have the same voting rights and other rights as the Company’s other stockholders in respect of such unvested Restricted Shares.

(e)

Restrictions on Transfer of Shares. Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.	TERMS AND CONDITIONS OF OPTIONS.

(a)

Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b)	Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

(c)

Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(c), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, Options may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee in its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(d)

Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)

Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for ISOs granted to Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)

Exercise of Options. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)

Effect of Change in Control. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

(h)

No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(i)

Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price, or in return for the grant of a different Award for the same or a different number of Shares or for cash; provided, however, that other than in connection with an adjustment of Awards pursuant to Section 11, the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for cash or the grant of new Awards when the Exercise Price is greater than the Fair Market Value of the Shares covered by such Options, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

(j)

Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 8.	PAYMENT FOR SHARES.

(a)

General Rule. The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)

Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)

Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the Award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)

Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(e)

Exercise/Pledge. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

(f)

Promissory Note. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

(g)

Other Forms of Payment. To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)

Limitations under Applicable Law. Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9.	STOCK APPRECIATION RIGHTS.

(a)

SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.

(b)	Number of Shares. Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

(c)

Exercise Price. Each SAR Agreement shall specify the Exercise Price. The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value of a Share on the date of grant. Notwithstanding the foregoing, SARs may be granted with an Exercise Price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. Subject to the foregoing in this Section 9(c), the Exercise Price under any SAR shall be determined by the Committee in its sole discretion.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(d)

Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)

Effect of Change in Control. The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

(f)

Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)

Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of a different Award for the same or a different number of Shares or cash; provided, however, that other than in connection with an adjustment of Awards pursuant to Section 11, the Committee may not modify outstanding SARs to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding SARs in return for cash or the grant of new Awards when the Exercise Price is greater than the Fair Market Value of the Shares covered by such SARs, unless such action has been approved by the Company’s stockholders. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

SECTION 10.	STOCK UNITS.

(a)

Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(b)	Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

(c)

Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

(d)

Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Dividend equivalents shall not be distributed prior to settlement of the Stock Unit to which the dividend equivalents pertain. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach. The value of dividend equivalents payable or distributable with respect to any unvested Stock Units that do not vest shall be forfeited.

(e)

Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Stock Unit Agreement may provide that vested Stock Units may be settled in a lump sum or in installments. A Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(f)

Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)

Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11.	ADJUSTMENT OF SHARES.

(a)

Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)	The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

(ii)	The limitations set forth in Section 5(a);

(iii)	The number of Stock Units to be granted to Outside Directors under Section 4(b);

(iv)	The number of Shares covered by each outstanding Option and SAR;

(v)	The Exercise Price under each outstanding Option and SAR; and

(vi)	The number of Stock Units included in any prior Award which has not yet been settled.

(b)	Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

(c)

Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:

(i)	The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(ii)	The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

(iii)	The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

(iv)	Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

(v)	Settlement of the intrinsic value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

(d)

Reservation of Rights. Except as provided in this Section 11, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In the event of any change affecting the Shares or the Exercise Price of Shares subject to an Award, including a merger or other reorganization, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of up to thirty (30) days prior to the occurrence of such event.

SECTION 12.	DEFERRAL OF AWARDS.

(a)	Committee Powers. Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

(i)

Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(ii)	Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

(iii)

Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)

General Rules. A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13.	AWARDS UNDER OTHER PLANS.

The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14.	PAYMENT OF DIRECTOR’S FEES IN SECURITIES.

(a)	Effective Date. No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

(b)

Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

(c)

Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

SECTION 15.	LEGAL AND REGULATORY REQUIREMENTS.

Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company’s securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has not obtained from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16.	WITHHOLDING TAXES.

(a)

General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)

Share Withholding. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the maximum statutory tax rates in the Participant’s applicable jurisdiction(s).

SECTION 17.	OTHER PROVISIONS APPLICABLE TO AWARDS.

(a)

Transferability. Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(b)

Substitution and Assumption of Awards. The Committee may make Awards under the Plan by assumption, substitution or replacement of stock options, stock appreciation rights, stock units or similar awards granted by another entity (including a Parent or Subsidiary), if such assumption, substitution or replacement is in connection with an asset acquisition, stock acquisition, merger, consolidation or similar transaction involving the Company (and/or its Parent or Subsidiary) and such other entity (and/or its affiliate). Notwithstanding any provision of the Plan (other than the maximum number of Shares that may be issued under the Plan), the terms of such assumed, substituted or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

(c)	Performance Criteria. The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals.

(i)     The Committee may utilize any performance criteria including, but not limited to any of the following: (a) cash flow, (b) earnings per share, (c) earnings before interest, taxes and amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) regulatory body approval for commercialization of a product, or (t) implementation or completion of critical projects, any of which may be measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group or index, in each case as specified by the Committee in the Award; and

(ii)     The Committee may appropriately adjust any evaluation of performance under a performance criteria, including without limitation to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in managements’ discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

(d)

Recoupment. Effective with respect to post-Restatement Date Awards and performance periods, in the event that the Company is required to prepare restated financial results owing to an executive officer’s intentional misconduct or grossly negligent conduct, the Board (or a designated committee) shall have the authority, to the extent permitted by applicable law (including California law), to require reimbursement or forfeiture to the Company of the amount of bonus or incentive compensation (whether cash-based or equity-based) such executive officer received during the three fiscal years preceding the year the restatement is determined to be required, to the extent that such bonus or incentive compensation exceeds what the officer would have received based on an applicable restated performance measure or target. The Company will recoup incentive-based compensation from executive officers to the extent required under the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules, regulations and listing standards that may be issued under that act. Any right of recoupment under this provision will be in addition to, and not in lieu of, any other rights of recoupment that may be available to the Company. This Section 17(d) shall apply to Awards granted on or after the Restatement Date.

SECTION 18.	NO EMPLOYMENT RIGHTS.

No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee or Consultant. The Company and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.

SECTION 19.	DURATION AND AMENDMENTS.

(a)

Term of the Plan. The Plan, as set forth herein, shall terminate automatically on June 6, 2030, and may be terminated on any earlier date pursuant to Subsection (b) below. No ISOs may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board of Directors, or (ii) the date the Plan is approved the stockholders of the Company.

(b)

Right to Amend or Terminate the Plan. The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)	Effect of Termination. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

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Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan

SECTION 20.	EXECUTION.

To record the amendment and restatement of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.

INPHI CORPORATION

By	/s/ John Edmunds

Name	John Edmunds

Title	Chief Financial Officer

Inphi Corporation
Amended and Restated 2010 Stock Incentive Plan